                                                                    EXHIBIT 99.1

                               CERTIFICATE OF THE
                           CHIEF EXECUTIVE OFFICER OF
                             TOWER AUTOMOTIVE, INC.

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350):

     I, Dugald K. Campbell, Chief Executive Officer of Tower Automotive, Inc., certify, to the best of my knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that:

     (1) The quarterly report on Form 10-Q for the quarterly period ended September 30, 2002, which this statement accompanies, fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and;

     (2) The information contained in this quarterly report on Form 10-Q for the quarterly period ended September 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of Tower Automotive, Inc.



                                       TOWER AUTOMOTIVE, INC.


Date: November 13, 2002                By: /s/ Dugald K. Campbell
                                           -----------------------
                                             Dugald K. Campbell
                                       Its:  Chief Executive Officer